EXHIBIT 10.3


                                ESCROW AGREEMENT


THIS AGREEMENT dated for reference the 7th day of May, 1999 (the "Effective Date").


AMONG:

               KODIAK GRAPHICS COMPANY, a company duly incorporated under the laws of the State of Nevada, and having an office at 2034 Western Avenue, Las Vegas, Nevada, U.S.A., 89102

               (the "Kodiak")

                                                              OF THE FIRST PART

AND:

               RANDY DAGGITT, JEFF PAQUIN, JAMES BROWN, MICHAEL SLATER, ANTHONY VECCHIO and GANG CONSULTING INC., all c/o Suite 1500 - 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3E8

               (collectively the "Principal Vendors")

                                                              OF THE SECOND PART

AND:

               CLARK, WILSON, Barristers & Solicitors, of Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1

               (the "Escrow Agent")

                                                              OF THE THIRD PART


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                                      -2-


WITNESSES THAT WHEREAS:


A. Pursuant to a Share Exchange Agreement (the "Share Exchange Agreement"), dated May __, 1999, between Kodiak, the Principal Vendors and the other shareholders (the "Other Vendors") of Sportsprize Entertainment Inc. ("Sportsprize"), Kodiak has agreed to purchase all of the issued and outstanding shares in the capital of Sportsprize in consideration of, among other things, Kodiak issuing an aggregate of 10,000,000 common shares (the "Purchase Shares") in the capital of Kodiak to the Principal Vendors and the Other Vendors;

B. The Share Exchange Agreement further provides that the Principal Vendors will deliver to the Escrow Agent and deposit in escrow 2,556,410 of the Purchase Shares (the "Escrow Shares") to be held by the Escrow Agent;

C. The Escrow Shares will be held in escrow and used to satisfy signing bonuses and fees which will be paid to certain high level management recruited and outside consultants retained in the future by Kodiak or Sportsprize;

D. Kodiak and the Principal Vendors desire to appoint the Escrow Agent, and the Escrow Agent has agreed to act as escrow agent to hold the Escrow Shares in accordance with the terms and conditions of this Agreement and the Share Exchange Agreement;

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:


I.   INTERPRETATION

1.1 Any capitalized term not defined herein shall have the meaning ascribed thereto in the Share Exchange Agreement.

1.2  In this Agreement:

     (a) the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement;

     (b) all references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires; and

     (c) when the context hereof makes it possible, the word "person" includes in its meaning any firm and any body corporate or politic.


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                                      -3-


2.   DEPOSIT OF ESCROW SHARES

2.1 The Principal Vendors will, on closing of the Share Exchange Agreement, deliver share certificate(s) representing the Escrow Shares, together with Stock Powers of Attorney duly endorsed for transfer of all of the Escrow Shares with signatures duly guaranteed, to the Escrow Agent for deposit in escrow with the Escrow Agent on the terms of this Agreement and the Share Exchange Agreement.

3.   ESCROW PROVISIONS - ESCROW SHARES

3.1 The Principal Vendors hereby direct the Escrow Agent to retain the Escrow Shares, and not to do or cause anything to be done to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

3.2 The Escrow Agent will hold the Escrow Shares in escrow and undelivered until written confirmation (the "Confirmation") executed by each of the following:

     (a) Clive Barwin or another authorized representative of the Board of Directors of Sonora Capital Corp., and

     (b) Jeff Paquin or any one of the Principal Vendors (other than Gang Consulting Inc.),

is received, in which case the Escrow Agent shall deliver certificates representing the number of Escrow Shares as instructed in the Confirmation.

3.3 If there are any Escrow Shares held by the Escrow Agent on the first anniversary of the Effective Date, then the Escrow Agent is authorized and directed to deliver such Escrow Shares as follows:

     (a)  as to 50% of such Escrow Shares to Sonora Capital Corp.; and

     (b) as to 50% of such Escrow Shares to the Principal Vendors pro-rata based upon the number of Purchase Shares that each of the Principal Vendors deposited into Escrow.

3.4 The registered owner of any Escrow Shares held by the Escrow Agent is entitled to exercise all voting rights attached to such Escrow Shares.

3.5 The Escrow Shares will not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with except in accordance with this Agreement or as may be required by reason of the bankruptcy of the


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                                      -4-


Principal Vendors, in which case the Escrow Agent will hold the Escrow Shares subject to this Agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

4.   THE ESCROW AGENT

4.1 In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

4.2 Kodiak and the Principal Vendors jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors, and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

4.3 In case proceedings should hereafter be taken in any court respecting any of the Escrow Shares, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Clause (b) against its costs of such proceedings.

4.4 The Escrow Agent will have no responsibility in respect of loss of any of the Escrow Shares except the duty to exercise such care in the safekeeping thereof as it would exercise if the Escrow Shares belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

4.5 The Escrow Agent will not be bound in any way by any contract between the parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Escrow Shares as herein directed and to pay and deliver the same to such persons and other such conditions as are herein set forth. The Escrow Agent will not be required to pass upon the sufficiency of the Escrow Shares or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential of their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as herein specified by the parties executing this Agreement with the Escrow Agent.

4.6 In no event will the Escrow Agent be deemed to have assumed any liability or responsibility for the sufficiency, form and manner of making any notice or demand provided for



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                                      -5-


under this Agreement or of the identity of the persons executing the same, but it shall be sufficient if any writing purporting to be such a notice, demand or protest is served upon the Escrow Agent in any manner sufficient to bring it to its attention.

4.7 In the event that any of the Escrow Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, order, judgment or decrees it will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.8 Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgements or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

4.9 If the Escrow Agent receives any written instructions contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Escrow Shares until the lawful determination of the issue between the parties hereto.

4.10 If protest is made to any action contemplated by the Escrow Agent under this Agreement, the Escrow Agent may continue to hold the Escrow Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.11 If written notice of protest is made by either Kodiak or the Principal Vendors to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent will be entitled to continue to hold the Escrow Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.12  The  Escrow  Agent may resign as Escrow  Agent by giving not less then ten
(10) days' notice thereof to each of Kodiak and the Principal Vendors. Kodiak and the Principal Vendors may terminate the Escrow Agent by giving to the Escrow Agent a notice of termination executed by each of them not less than ten (10) days' prior to the proposed date of termination. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is ten (10) days after the date of receipt of



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                                      -6-


the termination notice given hereunder or on such other date as the Escrow Agent, Kodiak and the Principal Vendors may agree upon. All indemnities granted to the Escrow Agent will survive the termination of this Agreement or the resignation or termination of the Escrow Agent.

4.13 Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given by the Principal Vendors and Kodiak jointly.

4.14 Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between Kodiak and the Principal Vendors or between any other persons or between any of them with respect to the Share Exchange Agreement, this Agreement or any matters arising thereto, or with respect to the any of the Escrow Shares, the Escrow Agent may in its sole discretion deliver and interplead the Escrow Shares into court and such delivery and interpleading will be an effective discharge to the Escrow Agent.

4.15 The Escrow Agent is under no responsibility to take any action whatsoever unless and until the reasonable fees and disbursements of the Escrow Agent due or reasonably expected to accrue are paid in full.

5.   COUNTERPARTS

5.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.   GENERAL

6.1 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

6.2 This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

6.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4 This Agreement will be governed by and construed in accordance with the law of British Columbia.

6.5 Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in Canada the United States and Australia, the notice to the addresses set forth on the first page of this agreement (or to such other address or facsimile number as any



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                                      -7-


party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

6.6  Time is of the essence of this Agreement.

6.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy, subject to delivery of an originally executed copy of this Agreement to the other party hereto within two weeks of the date of delivery of the copy sent via the electronic communication.

6.8 It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed under seal and delivered this ____ day of _________, 1999.


CLARK, WILSON

Per:  /s/ Bernard Pinsky
      ------------------------------------
      Partner


KODIAK GRAPHICS COMPANY

Per:  /s/ William Turner, President
      ------------------------------------
      Authorized Signatory


GANG CONSULTING INC.

Per:  /s/ Authorized Signatory
      ------------------------------------
      Authorized Signatory

SIGNED, SEALED AND DELIVERED by         )
RANDY DAGGITT in the presence of:       )
                                        )
                                        )
/s/ Jeff Paquin                         )
--------------------------------------  )
Name                                    )
--------------------------------------  )        /s/ Randy Daggitt
Address                                 )        ----------------------
--------------------------------------  )        RANDY DAGGITT
                                        )
--------------------------------------  )
Occupation                              )


SIGNED, SEALED AND DELIVERED by         )
JEFF PAQUIN in the presence of:         )
                                        )
/s/ Michael Slater                      )
--------------------------------------  )
Signature                               )
--------------------------------------  )          /s/ Jeff Paquin
Print Name                              )          --------------------
--------------------------------------  )          JEFF PAQUIN
Address                                 )
--------------------------------------  )
                                        )
--------------------------------------  )
Occupation                              )


SIGNED, SEALED AND DELIVERED by         )
JAMES BROWN in the presence of:         )
                                        )
/s/ Jeff Paquin                         )
--------------------------------------  )
Name                                    )
--------------------------------------  )          /s/ James Brown
Address                                 )          --------------------
--------------------------------------  )          JAMES BROWN
                                        )
--------------------------------------  )
Occupation                              )

SIGNED, SEALED AND DELIVERED by         )
MICHAEL SLATER in the presence of:      )
                                        )
/s/ Jeff Paquin                         )
--------------------------------------  )
Signature                               )
--------------------------------------  )          /s/ Michael Slater
Print Name                              )          --------------------
--------------------------------------  )          MICHAEL SLATER
Address                                 )
--------------------------------------  )
                                        )
--------------------------------------  )
Occupation                              )


SIGNED, SEALED AND DELIVERED by         )
ANTHONY VECCHIO in the presence of:     )
                                        )
/s/ Jeff Paquin                         )
--------------------------------------  )
Signature                               )
--------------------------------------  )          /s/ Anthony Vecchio
Print Name                              )          --------------------
--------------------------------------  )          ANTHONY VECCHIO
Address                                 )
--------------------------------------  )
                                        )
--------------------------------------  )
Occupation                              )